Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between DeDi(Hong Kong)Technology Co.,Ltd,Add:14th Floor, Business Bldg. Wanjunhui,Junction of Dist 56 Xixiang avenue and national highway 107 Xi Xiang, Bao An, Shenzhen, China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.
9. .Delivery time:10-15 days after receiving clients' payment. Payment term:T/T,Western Union.Valid time:This quotation is valid for one month.Quality Guarantee Terms: Quality guarantee term is for two years. Malfunctions which are caused by machine-self and quality will be responsible for our manufacturer. Other malfunctions which are caused by operation mistakes, man-made problems, etc will be responsible for clients-self.

Buyer [signature]

Seller Evazheng [seal: DEDI TECHNOLOGY (HK) LIMITED 香港德迪科技有限公司]

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between DongGuan Kagen Electrical and Mechnical Equipment Co.,ltd,Dong Guan City ,Guang Dong province of China. ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.

2. Delivery. Buyer will give Seller 90 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.

3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.

4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.

5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.

6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.

7. Warranty. Seller warrants that the goods sold here under are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.

8.Governing Law. This Contract shall be governed by the laws of China. Any disputes here under will be heard in the appropriate the laws located in China.

9. .Delivery time:about 90 days after receiving clients' payment. Payment term:T/T,Western Union.Valid time:This quotation is valid for one month.Quality Guarantee Terms: Quality guarantee term is for 6 months. Malfunctions which are caused by machine-self and quality will be responsible for our manufacturer. Other malfunctions which are caused by operation mistakes, man-made problems, etc will be responsible for clients-self.

Buyer Seller ZRZNE

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between Dongguan Kande electronics co., LTD. The address: Longcheng street 2 number 2,QingXi town, dongguan city, guangdong province , China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.

Buyer [signature]

Seller zhou Yingling

For and on behalf of
KANDE ELECTRONICS CO., LIMITED

Authorized Signature(s)

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between Flyers Robots Technical Co.,Ltd Add :Floor 4 , YiGao Industrial Park , NiuHu RD , Guanlan District , Shenzhen , China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.
9. .Delivery time:10-15 days after receiving clients' payment. Payment term:T/T,Western Union.Valid time:This quotation is valid for one month.Quality Guarantee Terms: Quality guarantee term is for two years. Malfunctions which are caused by machine-self and quality will be responsible for our manufacturer. Other malfunctions which are caused by operation mistakes, man-made problems, etc will be responsible for clients-self.

Buyer [signature] Seller [signature]

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between FoShan Robot Selfie Technology Co.,Ltd,Mei-Guan expressway,Guanlan street,Baoan District Shenzhen,China 518057 ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,. Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.
9.Delivery time: first order is 45-50days after receive 40% TT deposit, balance payment pay before shipment,next order will be about 30days after receive 40% deposit,balance pay before shipment. Payment term:T/T.Valid time:This quotation is valid for one month.Quality Guarantee Terms: Quality guarantee term is for ONE years,(battery is 6 MONTHS),Malfunctions which are caused by machine-self and quality Will be responsible for our manufacturer. Other malfunctions which are caused by operation mistakes, man-made problems, etc will be responsible for clients-self.

Buyer

Seller Kiki

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between Guangzhou Super Clean Machinery co. Ltd.,Add:13 # zhen zhong North Road Shenshan Industrial Zone. Jianggao Town Baiyun District, Guangzhou China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.

Buyer [signature]

Seller May

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between New Universe Industrial Co. Ltd. ,China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.

Buyer [signature]

Seller [stamp: NEW UNIVERSE INDUSTRIAL CO., LIMITED] Kathy

2017.10.19

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between VTVRobot ,China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.

2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be E.X.W

3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.

4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.

5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.

6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.

7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.

8 Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.

Buyer [signature]

Seller [signature]

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between Zhejiang Shuntong Electric Co., Ltd. Add: Liule Road 218, Liushi Town, Yueqing city 325604,Zhejiang, China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Buyer will give Seller 60 days' advance notice regarding the quantity requested for delivery. Upon receipt of the request for delivery, Seller will arrange for delivery through a carrier chosen by Seller, the costs of which shall be F.O.B.
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed.
8.Governing Law. This Contract shall be governed by the laws of the State of NV. Any disputes hereunder will be heard in the appropriate federal and state courts located in NV.

Buyer

Seller Jackie·Cheung

Contract for Sale of Goods

This Contract for Sale of Goods is made this 18 day of October, 2017 by and between Zhengzhou Hento Machinery Co.,Ltd. Address: NO.3 Dongfeng Road,Jinshui District,Zhengzhou City,Henan Province,China ("Seller") and CASTLE BRIDGE IMPACT MEDIA INC , 3 Banyatelep , Visegrad 2025 Hungary ("Buyer") ,for the purchase of the goods made by Seller.

1. Term. This Contract shall begin on October 18th, 2017,and end by October 30th, 2018, unless the parties agree otherwise.
2. Delivery. Seller will arrange for delivery through a carrier chosen by buyer,the costs of which shall be FOB
3 Appointment. Buyer hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to buyer.
4.Prices. The prices paid by buyer to seller for Products shall initially be as set forth in agreement between seller and buyer. Buyer shall have the right to purchase products at item prices .Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are buyer's sole responsibility.
5. Acceptance. Buyer will have the right to inspect the goods upon receipt,, Buyer must give notice to Seller of any claim for damages on account of condition, quality, or grade of the goods, and Buyer must specify the basis of the claim in detail. Failure of Buyer to comply with these conditions will constitute irrevocable acceptance of the goods by Buyer. All notices between the parties must be in writing and delivered by courier or by certified mail, return receipt requested.
6. Confidentiality. Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses. The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.
7. Warranty. Seller warrants that the goods sold hereunder are new and free from substantive defects in workmanship and materials. Seller's liability under the foregoing warranty is limited to replacement of goods or repair of defects or refund of the purchase price at Seller's sole option. No other warranty, express or implied, is made by Seller, and none shall be imputed or presumed, warranty time :2 years
8.Governing Law. This contract shall be governed by the laws of Zhengzhou city ,China.Any disputes hereunder will be heard in the appropriate federal and state courts located in China.
9.TRADE TERM:FOB SHENZHEN

PAYMENT TERM:30% TT for deposit,70% TT before shipment

DELIVERY TIME:60 days after deposit

Buyer [signature]

Seller 郑州恒拓机械设备有限公司 ZHENGZHOU HENTO MACHINERY CO.,LTD.